UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04282

Name of Fund: BlackRock Natural Resources Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2012	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2012, the Fund outperformed its performance benchmark, the Russell 1000® Value Index. For the same period, all of the Fund’s share classes also outperformed the broad-market S&P 500® Index with the exception of the Investor B, Investor C and Investor C1 Shares, which underperformed. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The strongest contributor to the Fund’s outperformance for the period was the combination of stock selection and a sector underweight relative to the benchmark index in financials. Stock selection and an overweight in consumer staples also contributed positively to performance. Additionally, stock selection had a strong positive impact in the energy, consumer discretionary and health care sectors. Also boosting returns were the Fund’s information technology and utilities holdings, as well as sector overweights in telecommunication services (“telecom”) and industrials.

•

Conversely, stock selection and a sector overweight in materials detracted from relative performance during the period. Stock selection in industrials also had a negative impact on returns, as did a sector underweight in health care. Lastly, the Fund’s overweight to energy and stock selection in telecom hindered returns.

Describe recent portfolio activity.

•

During the 12-month period, the Fund selectively increased exposure to the consumer discretionary and health care sectors. In consumer discretionary, the Fund initiated positions in Time Warner Cable, Inc. and The Walt Disney Co. In health care, the Fund added to existing positions in Merck & Co., Inc. and Pfizer, Inc. and established a new position in Quest Diagnostics, Inc. While the Fund’s sector overweight and underweight positions relative to the benchmark index remained largely unchanged throughout the period, a reconstitution of the Russell 1000® Value Index near the end of the period resulted in the Fund’s underweight to the energy sector. The Fund continued to focus on long-term global demand growth and infrastructure development as a central investment theme.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period overweight in consumer staples, industrials and materials and underweight in financials, health care and energy. As of period end, the Fund sought opportunities in US-domiciled multinational companies, especially dividend payers, which are poised to emerge from the slow-growth period with a significant gain in market share. The Fund continued to maintain exposure to emerging markets and favored mega-cap, industry leaders with the ability to price their products on par with or above the rate of inflation and maintain dividend growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Chevron Corp.	3%
Wells Fargo & Co.	3
JPMorgan Chase & Co.	2
Exxon Mobil Corp.	2
Pfizer, Inc.	2
Philip Morris International, Inc.	2
AT&T, Inc.	2
International Business Machines Corp.	2
Home Depot, Inc.	2
Verizon Communications, Inc.	2

Sector Allocations	Percent of Long-Term Investments
Financials	16%
Industrials	14
Consumer Staples	14
Energy	13
Consumer Discretionary	9
Utilities	9
Health Care	7
Materials	7
Telecommunication Services	6
Information Technology	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	ANNUAL REPORT	JULY 31, 2012

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended July 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.01%	9.90%	N/A	2.50%	N/A	8.86%	N/A
Service	5.86	9.68	N/A	2.25	N/A	8.59	N/A
Investor A	5.83	9.63	3.88%	2.21	1.11%	8.57	7.99%
Investor B	5.44	8.74	4.24	1.40	1.02	7.89	7.89
Investor C	5.43	8.80	7.80	1.44	1.44	7.75	7.75
Investor C1	5.51	8.89	7.89	1.65	1.65	7.99	7.99
Class R	5.72	9.33	N/A	1.90	N/A	8.36	N/A
S&P 500® Index	6.25	9.13	N/A	1.13	N/A	6.34	N/A
Russell 1000® Value Index	5.80	7.64	N/A	(1.06)	N/A	6.42	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,060.10	$3.69	$1,000.00	$1,021.28	$3.62	0.72%
Service	$1,000.00	$1,058.60	$5.58	$1,000.00	$1,019.44	$5.47	1.09%
Investor A	$1,000.00	$1,058.30	$5.02	$1,000.00	$1,019.99	$4.92	0.98%
Investor B	$1,000.00	$1,054.40	$9.04	$1,000.00	$1,016.06	$8.87	1.77%
Investor C	$1,000.00	$1,054.30	$8.89	$1,000.00	$1,016.21	$8.72	1.74%
Investor C1	$1,000.00	$1,055.10	$8.53	$1,000.00	$1,016.56	$8.37	1.67%
Class R	$1,000.00	$1,057.20	$6.80	$1,000.00	$1,018.25	$6.67	1.33%

[6]

For Institutional, Service, Investor A, Investor B, Investor C, Investor C1 and Class R shares of the Fund, expenses are equal to the annualized expense ratio for Institutional, Service, Investor A, Investor B, Investor C, Investor C1 and Class R shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Fund Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2012	5

Fund Summary as of July 31, 2012	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2012, the Fund underperformed its benchmark, the MSCI Natural Resources Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the MSCI Natural Resources Index.

What factors influenced performance?

•

The Fund’s underperformance was attributable to industry allocation decisions. A bias toward higher-beta (greater sensitivity to market movements) segments of the energy market detracted from performance as equity markets were volatile during the period. The Fund’s underweight to the integrated oil & gas industry was the largest source of underperformance as investors flocked to these relatively safer names. An underweight to utilities and oil & gas storage & transportation names had a similar impact. The Fund’s slight overweight to coal names also hurt returns as this segment continued to experience selling pressure.

•

Conversely, an underweight to base metals benefited performance, as many of these names declined due to concerns about global growth and broader macroeconomic issues. By maintaining a limited exposure to the metals & mining industry, the Fund avoided some negative returns from stocks such as Rio Tinto Ltd., Anglo American Plc and BHP Billiton Ltd. Stock selection across industries was a positive factor for the Fund’s overall performance during the period. The strongest results came from the energy equipment & services industry, where the Fund benefited from owning FMC Technologies, Inc. and Dril-Quip, Inc. and overweighting National Oilwell Varco, Inc.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its position in Aluminum Corp. of China Ltd. and CNOOC Ltd. based on a less favorable outlook for aluminum and alumina in China. The Fund took profits on its position in Brigham Exploration Co. following the company’s acquisition announcement. The Fund trimmed its top position in EOG Resources, Inc. to maintain portfolio diversification. The Fund also trimmed exposure to Murphy Oil Corp., which had a string of exploration misses, and ConocoPhillips as it was trading at a premium to its peers in terms of valuation and has significant exposure to natural gas. In the drilling space, the Fund trimmed its holdings in Diamond Offshore Drilling, Inc. and Transocean Ltd.

•

Also during the period, the Fund took new positions in Legacy Oil + Gas, Inc., a small Canadian light oil producer with exposure to oil in North Dakota and Western Canada, and energy equipment & services name Forum Energy Technologies, Inc. The Fund added to its position in Apache Corp., which became inexpensive after the stock sold off due to concerns about its exposure to Egypt. The Fund also added to holdings of Noble Energy, Inc. and Helmerich & Payne, Inc. Near the end of the period, the Fund doubled its position in drilling company Ensco Plc given its growing fleet and attractive dividend.

Describe portfolio positioning at period end.

•

At period end, the Fund held a sector overweight in energy relative to the MSCI Natural Resources Index. Within energy, the Fund maintained an emphasis on oil-related names in the oil & gas exploration & production, integrated oil & gas and energy equipment & services industries. In the materials sector, the Fund maintained an underweight in the metals & mining industry where the Fund’s holdings were concentrated in precious metals and the underweight was evident in diversified metals & mining stocks. Also in the materials sector, the Fund was underweight to chemicals, particularly fertilizers. The Fund also maintained an underweight to utilities stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
EOG Resources, Inc.	5%
National Oilwell Varco, Inc.	4
Exxon Mobil Corp.	4
Chevron Corp.	4
Apache Corp.	4
FMC Technologies, Inc.	3
Occidental Petroleum Corp.	3
Devon Energy Corp.	3
Suncor Energy, Inc.	3
Schlumberger Ltd.	3

Industry Allocations	Percent of Long-Term Investments
Oil & Gas Exploration & Production	27%
Energy Equipment & Services	20
Integrated Oil & Gas	15
Oil, Gas & Consumable Fuels	11
Metals & Mining	7
Oil & Gas Equipment & Services	6
Canadian Independents	6
Oil & Gas Drilling	2
Gold	2
Chemicals	1
Oil & Gas Producers	1
Refining, Marketing & Transportation	1
Utilities	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	ANNUAL REPORT	JULY 31, 2012

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

Performance Summary for the Period Ended July 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.00)%	(16.88)%	N/A	(0.67)%	N/A	13.62%	N/A
Investor A	(8.13)	(17.11)	(21.46)%	(0.94)	(2.01)%	13.32	12.71%
Investor B	(8.45)	(17.73)	(21.43)	(1.69)	(2.07)	12.63	12.63
Investor C	(8.47)	(17.74)	(18.57)	(1.72)	(1.72)	12.44	12.44
S&P 500® Index	6.25	9.13	N/A	1.13	N/A	6.34	N/A
MSCI Natural Resources Index	(5.26)	(11.90)	N/A	(0.92)	N/A	11.00	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$920.00	$4.11	$1,000.00	$1,020.59	$4.32	0.86%
Investor A	$1,000.00	$918.70	$5.44	$1,000.00	$1,019.19	$5.72	1.14%
Investor B	$1,000.00	$915.50	$8.95	$1,000.00	$1,015.51	$9.42	1.88%
Investor C	$1,000.00	$915.30	$9.10	$1,000.00	$1,015.37	$9.57	1.91%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Fund Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2012	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only to BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•

Investor C1 Shares (available only to BlackRock Equity Dividend Fund) are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Prior to September 12, 2011, Investor C1 Shares performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C1 Share fees.

•

Class R Shares (available only to BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Investor B and C1 Shares of the Funds are only available for purchase through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived a portion of its investment advisory fee. Without such a waiver, the Funds’ performance would have been lower.

8	ANNUAL REPORT	JULY 31, 2012

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2012 and held through July 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	9

Schedule of Investments July 31, 2012	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.2%
General Dynamics Corp.	2,699,159	$171,234,647
Honeywell International, Inc.	3,041,651	176,567,841
Northrop Grumman Corp.	3,014,177	199,538,517
Raytheon Co.	5,448,904	302,305,194
Rockwell Collins, Inc.	803,634	40,639,771
United Technologies Corp.	4,037,222	300,530,806
		1,190,816,776
Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	2,289,735	173,126,863
Auto Components — 0.3%
Johnson Controls, Inc.	3,116,172	76,813,640
Beverages — 2.5%
The Coca-Cola Co.	3,839,103	310,199,523
Diageo Plc	9,883,272	264,177,386
		574,376,909
Chemicals — 2.9%
The Dow Chemical Co.	3,957,830	113,906,347
E.I. du Pont de Nemours & Co.	6,617,844	328,906,847
Olin Corp.	3,352,300	67,850,552
Praxair, Inc.	1,474,038	152,946,183
		663,609,929
Commercial Banks — 7.3%
Bank of Nova Scotia	4,052,532	211,547,141
M&T Bank Corp.	558,568	47,947,477
National Bank of Canada	3,357,794	250,047,421
The Toronto-Dominion Bank	2,502,400	196,928,163
U.S. Bancorp	10,274,339	344,190,356
Wells Fargo & Co.	18,925,797	639,881,197
		1,690,541,755
Consumer Finance — 1.1%
American Express Co.	4,380,937	252,823,874
Containers & Packaging — 0.1%
Packaging Corp. of America	1,010,000	31,097,900
Diversified Financial Services — 2.7%
Bank of America Corp.	9,863,100	72,395,154
JPMorgan Chase & Co.	15,214,506	547,722,216
		620,117,370

Common Stocks	Shares	Value
Diversified Telecommunication Services — 5.4%
AT&T, Inc.	11,564,211	$438,514,881
BCE, Inc.	1,819,149	77,386,598
CenturyLink, Inc.	8,118,255	337,232,313
Verizon Communications, Inc.	8,809,044	397,640,246
		1,250,774,038
Electric Utilities — 4.8%
American Electric Power Co., Inc.	2,486,232	105,018,440
Duke Energy Corp.	1,556,496	105,499,299
Edison International	2,162,526	99,865,451
FirstEnergy Corp.	2,962,988	148,801,257
ITC Holdings Corp.	699,804	51,918,459
NextEra Energy, Inc.	3,084,880	218,717,992
Northeast Utilities, Inc.	2,415,626	96,335,165
PPL Corp.	1,787,134	51,648,172
The Southern Co.	4,797,358	230,992,788
		1,108,797,023
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	922,562	62,143,776
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	1,637,574	116,693,523
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	1,931,300	143,746,659
Food Products — 4.5%
General Mills, Inc.	4,494,398	173,933,202
H.J. Heinz Co.	2,427,324	134,012,558
Kraft Foods, Inc., Class A	7,079,532	281,128,216
Mead Johnson Nutrition Co.	2,652,731	193,543,254
Unilever NV — ADR	7,024,634	243,403,568
		1,026,020,798
Health Care Providers & Services — 0.3%
Quest Diagnostics, Inc.	1,361,797	79,569,799
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	3,808,432	340,321,483
Household Products — 1.9%
Kimberly-Clark Corp.	2,174,952	189,025,078
The Procter & Gamble Co.	3,959,555	255,549,680
		444,574,758

Portfolio Abbreviation

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrial Conglomerates — 2.5%
3M Co.	2,086,642	$190,364,350
General Electric Co.	18,240,084	378,481,743
		568,846,093
Insurance — 3.5%
ACE Ltd.	2,038,685	149,843,347
The Chubb Corp.	3,245,985	235,950,650
Prudential Financial, Inc.	2,597,960	125,429,509
The Travelers Cos., Inc.	4,749,186	297,536,503
		808,760,009
IT Services — 2.1%
Automatic Data Processing, Inc.	1,040,080	58,816,524
International Business Machines Corp.	2,226,258	436,302,043
		495,118,567
Leisure Equipment & Products — 0.6%
Mattel, Inc.	3,637,130	127,917,862
Machinery — 3.1%
Caterpillar, Inc.	4,264,742	359,133,924
Deere & Co.	4,763,896	365,962,491
		725,096,415
Media — 2.5%
Comcast Corp., Special Class A	9,190,560	293,454,581
Time Warner Cable, Inc.	2,208,068	187,531,215
The Walt Disney Co.	2,039,190	100,205,797
		581,191,593
Metals & Mining — 2.9%
Barrick Gold Corp.	2,240,658	73,753,922
BHP Billiton Ltd.	11,938,693	396,573,304
Rio Tinto Ltd.	2,108,781	116,778,314
Southern Copper Corp.	2,396,951	77,373,578
		664,479,118
Multi-Utilities — 2.8%
Consolidated Edison, Inc.	884,437	57,046,187
Dominion Resources, Inc.	4,120,533	223,786,147
Public Service Enterprise Group, Inc.	4,764,712	158,379,027
Sempra Energy	1,469,303	103,453,624
Wisconsin Energy Corp.	2,496,672	101,714,417
		644,379,402
Oil, Gas & Consumable Fuels — 12.0%
Cameco Corp.	986,300	20,653,438
Chevron Corp.	6,429,998	704,599,181
ConocoPhillips	2,034,000	110,730,960
CONSOL Energy, Inc.	499,400	14,472,612
Enbridge, Inc.	7,733,667	316,410,587
EQT Corp.	2,098,900	118,377,960
Exxon Mobil Corp.	5,688,188	494,019,128
Kinder Morgan, Inc.	1,228,969	44,009,380
Marathon Oil Corp.	4,204,411	111,290,759
Marathon Petroleum Corp.	2,156,104	101,983,719
Occidental Petroleum Corp.	2,237,514	194,730,843
Peabody Energy Corp.	545,300	11,385,864
Phillips 66	1,315,200	49,451,520

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Royal Dutch Shell Plc, Class A	1,928,674	$65,542,034
Spectra Energy Corp.	3,398,837	104,310,307
Total SA — ADR	6,409,086	294,497,502
		2,756,465,794
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	4,648,102	132,006,097
Pharmaceuticals — 6.7%
Abbott Laboratories	3,064,967	203,237,962
Bristol-Myers Squibb Co.	5,715,766	203,481,270
Johnson & Johnson	4,140,337	286,594,127
Merck & Co., Inc.	8,591,147	379,470,963
Pfizer, Inc.	20,116,226	483,594,073
		1,556,378,395
Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.	18,356	1,327,322
Weyerhaeuser Co.	3,715,182	86,749,500
		88,076,822
Road & Rail — 1.9%
Canadian National Railway Company	3,014,884	265,550,983
Union Pacific Corp.	1,428,512	175,149,856
		440,700,839
Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	10,090,116	259,315,981
Software — 1.4%
Microsoft Corp.	10,759,830	317,092,190
Specialty Retail — 3.0%
The Home Depot, Inc.	7,746,865	404,231,415
Limited Brands, Inc.	6,027,036	286,585,562
		690,816,977
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp.	1,914,382	285,817,233
Tobacco — 3.5%
Altria Group, Inc.	3,928,732	141,316,490
Lorillard, Inc.	1,550,489	199,454,905
Philip Morris International, Inc.	5,096,363	466,011,433
		806,782,828
Water Utilities — 0.6%
American Water Works Co., Inc.	4,016,436	145,595,805
Wireless Telecommunication Services — 0.4%
Vodafone Group Plc — ADR	3,376,643	97,078,486
Total Common Stocks — 95.5%		22,037,883,379

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	11

Schedule of Investments (continued)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
Apache Corp., 6.00% (a)	247,000	$11,996,790
Total Preferred Stocks — 0.1%		11,996,790
Total Long-Term Investments
(Cost — $18,973,446,866) — 95.6%		22,049,880,169

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	1,001,163,465	$1,001,163,465
Total Short-Term Securities
(Cost — $1,001,163,465) — 4.3%		1,001,163,465
Total Investments (Cost — $19,974,610,331) — 99.9%		23,051,043,634
Other Assets Less Liabilities — 0.1%		11,857,161
Net Assets — 100.0%		$23,062,900,795

(a)	Convertible security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,084,499,703	(83,336,238)	1,001,163,465	$19,355	$1,298,897
BlackRock Liquidity Funds, TempCash, Institutional Class	—	—	—	—	$140
BlackRock Liquidity Series LLC, Money Market Series	—	—	—	—	$3,018,924

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of July 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,825,366	CAD 1,833,000	UBS AG	8/01/12	$(2,425)
CAD 3,191,000	USD 3,184,037	Citigroup Inc.	8/02/12	(2,105)
AUD 1,493,000	USD 1,571,094	UBS AG	8/03/12	(2,100)
GBP 646,000	USD 1,011,420	Deutsche	8/03/12	1,412
		Bank AG
Total				$(5,218)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Equity Dividend Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,190,816,776	—	—	$1,190,816,776
Air Freight & Logistics	173,126,863	—	—	173,126,863
Auto Components	76,813,640	—	—	76,813,640
Beverages	310,199,523	$264,177,386	—	574,376,909
Chemicals	663,609,929	—	—	663,609,929
Commercial Banks	1,690,541,755	—	—	1,690,541,755
Consumer Finance	252,823,874	—	—	252,823,874
Containers & Packaging	31,097,900	—	—	31,097,900
Diversified Financial Services	620,117,370	—	—	620,117,370
Diversified Telecommunication Services	1,250,774,038	—	—	1,250,774,038
Electric Utilities	1,108,797,023	—	—	1,108,797,023
Electrical Equipment	62,143,776	—	—	62,143,776
Energy Equipment & Services	116,693,523	—	—	116,693,523
Food & Staples Retailing	143,746,659	—	—	143,746,659
Food Products	1,026,020,798	—	—	1,026,020,798
Health Care Providers & Services	79,569,799	—	—	79,569,799
Hotels, Restaurants & Leisure	340,321,483	—	—	340,321,483
Household Products	444,574,758	—	—	444,574,758
Industrial Conglomerates	568,846,093	—	—	568,846,093
Insurance	808,760,009	—	—	808,760,009
IT Services	495,118,567	—	—	495,118,567
Leisure Equipment & Products	127,917,862	—	—	127,917,862
Machinery	725,096,415	—	—	725,096,415
Media	581,191,593	—	—	581,191,593
Metals & Mining	151,127,500	513,351,618	—	664,479,118
Multi-Utilities	644,379,402	—	—	644,379,402
Oil, Gas & Consumable Fuels	2,690,923,760	65,542,034	—	2,756,465,794
Paper & Forest Products	132,006,097	—	—	132,006,097
Pharmaceuticals	1,556,378,395	—	—	1,556,378,395
Real Estate Investment Trusts (REITs)	88,076,822	—	—	88,076,822
Road & Rail	440,700,839	—	—	440,700,839
Semiconductors &
Semiconductor Equipment	259,315,981	—	—	259,315,981
Software	317,092,190	—	—	317,092,190
Specialty Retail	690,816,977	—	—	690,816,977
Textiles, Apparel & Luxury Goods	285,817,233	—	—	285,817,233
Tobacco	806,782,828	—	—	806,782,828
Water Utilities	145,595,805	—	—	145,595,805
Wireless Telecommunication Services	97,078,486	—	—	97,078,486
Preferred Securities:
Oil, Gas & Consumable Fuels	11,996,790	—	—	11,996,790
Short-Term Securities	1,001,163,465	—	—	1,001,163,465
Total	$22,207,972,596	$843,071,038	—	$23,051,043,634

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	13

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012 (concluded):

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,412	—	$1,412
Liabilities:
Foreign currency exchange contracts	—	(6,630)	—	(6,630)
Total	—	$(5,218)	—	$(5,218)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, foreign currency at value in the amount of $3,309,137 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canadian Independents — 5.7%
Canadian Natural Resources Ltd.	245,500	$6,695,343
Crew Energy, Inc. (a)	289,200	1,995,577
Encana Corp.	155,922	3,473,398
Husky Energy, Inc.	82,700	2,054,203
Nexen, Inc.	59,800	1,519,374
Niko Resources Ltd.	25,200	432,459
Pan Orient Energy Corp. (a)	224,000	864,416
Paramount Resources Ltd., Class A (a)	25,000	673,580
Progress Energy Resources Corp.	79,753	1,810,020
Talisman Energy, Inc.	758,900	9,383,617
		28,901,987
Chemicals — 1.0%
E.I. du Pont de Nemours & Co.	56,000	2,783,200
Praxair, Inc.	22,800	2,365,728
		5,148,928
Energy Equipment & Services — 19.5%
Cameron International Corp. (a)	234,900	11,808,423
Dresser-Rand Group, Inc. (a)	242,600	11,283,326
Dril-Quip, Inc. (a)	98,600	7,228,366
Ensco Plc, Class A	178,881	9,718,605
Forum Energy Technologies, Inc. (a)	50,100	1,044,084
Halliburton Co.	236,300	7,828,619
Nabors Industries Ltd. (a)	57,800	799,952
National Oilwell Varco, Inc.	295,901	21,393,642
Noble Corp. (a)	189,100	6,996,700
Rowan Cos. Plc, Class A (a)	63,100	2,216,703
Schlumberger Ltd.	179,715	12,806,491
Seahawk Drilling, Inc. (a)	4,713	6,033
Transocean Ltd.	53,309	2,496,460
Trican Well Service Ltd.	88,300	1,060,111
Weatherford International Ltd. (a)	165,052	1,988,876
		98,676,391
Gold — 1.5%
Barrick Gold Corp.	63,100	2,077,012
Eldorado Gold Corp.	510,100	5,518,856
		7,595,868
Integrated Oil & Gas — 14.9%
Chevron Corp.	182,291	19,975,448
ConocoPhillips	71,175	3,874,767
Exxon Mobil Corp.	233,890	20,313,346
Hess Corp.	104,300	4,918,788
Marathon Oil Corp.	184,500	4,883,715
Marathon Petroleum Corp.	89,800	4,247,540
Murphy Oil Corp.	208,400	11,182,744
Total SA — ADR	128,200	5,890,790
		75,287,138
Metals & Mining — 7.1%
Alcoa, Inc.	25,000	211,750
BHP Billiton Ltd.	78,900	2,620,859
Cliffs Natural Resources, Inc.	26,200	1,071,318
First Quantum Minerals Ltd.	303,500	5,511,029
Franco-Nevada Corp.	75,000	3,660,069
Goldcorp, Inc.	170,582	6,157,520

Common Stocks	Shares	Value
Metals & Mining (concluded)
HudBay Minerals, Inc.	165,300	$1,396,112
Inmet Mining Corp.	13,900	552,895
Newcrest Mining Ltd.	188,900	4,619,605
Newmont Mining Corp.	10,800	480,276
Southern Copper Corp.	175,154	5,653,971
Vale SA — ADR	219,500	3,961,975
		35,897,379
Oil & Gas Drilling — 2.3%
Helmerich & Payne, Inc.	125,900	5,854,350
Saipem SpA	124,100	5,703,443
		11,557,793
Oil & Gas Equipment & Services — 5.7%
Baker Hughes, Inc.	128,780	5,965,089
FMC Technologies, Inc. (a)	359,600	16,225,152
Technip SA — ADR	259,900	6,835,370
		29,025,611
Oil & Gas Exploration & Production — 26.6%
Anadarko Petroleum Corp.	168,100	11,672,864
Apache Corp.	216,712	18,663,237
Cabot Oil & Gas Corp.	257,600	10,868,144
Carrizo Oil & Gas, Inc. (a)	74,600	1,880,666
Cimarex Energy Co.	55,894	3,168,631
Denbury Resources, Inc. (a)	69,113	1,044,989
Devon Energy Corp.	229,898	13,591,570
EOG Resources, Inc.	231,500	22,689,315
EXCO Resources, Inc.	123,600	870,144
Forest Oil Corp. (a)	54,700	374,695
Newfield Exploration Co. (a)	87,000	2,656,110
Noble Energy, Inc.	104,900	9,171,407
Occidental Petroleum Corp.	177,000	15,404,310
Pioneer Natural Resources Co.	76,300	6,762,469
Range Resources Corp.	193,800	12,131,880
Southwestern Energy Co. (a)	116,200	3,863,650
		134,814,081
Oil & Gas Producers — 1.0%
Whiting Petroleum Corp. (a)	124,900	5,045,960
Oil, Gas & Consumable Fuels — 10.7%
Berry Petroleum Co., Class A	87,000	3,307,740
Cenovus Energy, Inc.	155,922	4,765,428
CNOOC Ltd. — ADR	27,800	5,568,340
Coastal Energy Co. (a)	527,400	7,941,108
CONSOL Energy, Inc.	74,500	2,159,010
EQT Corp.	124,300	7,010,520
Legacy Oil + Gas, Inc. (a)	109,453	706,148
MEG Energy Corp. (a)(b)	49,400	2,009,792
Peabody Energy Corp.	157,000	3,278,160
PetroBakken Energy Ltd.	37,537	466,008
Petroleo Brasileiro SA — ADR	29,400	577,122
Phillips 66	57,637	2,167,151
Suncor Energy, Inc.	428,204	13,091,424
Uranium Energy Corp. (acquired 10/21/10,
cost $1,679,682) (a)(c)	494,024	988,048
		54,035,999

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	15

Schedule of Investments (continued)	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Refining, Marketing & Transportation — 0.5%
Valero Energy Corp.	97,000	$2,667,500
Utilities — 0.5%
Williams Cos., Inc.	72,000	2,288,880
Total Common Stocks — 97.0%		490,943,515

Investment Companies
Sprott Physical Silver Trust (a)	191,300	2,165,516
Total Investment Companies — 0.4%		2,165,516
Total Long-Term Investments
(Cost — $273,323,694) — 97.4%		493,109,031

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (d)(e)	8,283,385	8,283,385
Total Short-Term Securities
(Cost — $8,283,385) — 1.6%		8,283,385
Total Investments (Cost — $281,607,079) — 99.0%		501,392,416
Other Assets Less Liabilities — 1.0%		4,959,134
Net Assets — 100.0%		$506,351,550

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Restricted security as to resale. As of report date the Fund held 0.2% of its net assets, with a current value of $988,048 and an original cost of $1,679,682 in this security.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	29,870,267	(21,586,882)	8,283,385	$7,528

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of July 31, 2012 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 829,531	CAD	833,000	UBS AG	8/01/12	$ (1,102)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock Natural Resources Trust

The following tables summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Canadian Independents	$28,901,987	—	—	$28,901,987
Chemicals	5,148,928	—	—	5,148,928
Energy Equipment & Services	98,670,358	$6,033	—	98,676,391
Gold	7,595,868	—	—	7,595,868
Integrated Oil & Gas	75,287,138	—	—	75,287,138
Metals & Mining	28,656,915	7,240,464	—	35,897,379
Oil & Gas Drilling	5,854,350	5,703,443	—	11,557,793
Oil & Gas Equipment & Services	29,025,611	—	—	29,025,611
Oil & Gas Exploration & Production	134,814,081	—	—	134,814,081
Oil & Gas Producers	5,045,960	—	—	5,045,960
Oil, Gas & Consumable Fuels	51,038,159	2,997,840	—	54,035,999
Refining, Marketing & Transportation	2,667,500	—	—	2,667,500
Utilities	2,288,880	—	—	2,288,880
Investment Companies	2,165,516	—	—	2,165,516
Short-Term Securities	8,283,385	—	—	8,283,385
Total	$485,444,636	$15,947,780	—	$501,392,416

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(1,102)	—	$(1,102)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, foreign currency at value in the amount of $645,939 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	17

Statements of Assets and Liabilities

July 31, 2012	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust
Assets
Investments at value — unaffiliated[1]	$22,049,880,169	$493,109,031
Investments at value — affiliated[2]	1,001,163,465	8,283,385
Capital shares sold receivable	96,188,085	5,615,551
Dividends receivable	36,303,706	127,019
Foreign currency at value[3]	3,309,137	645,939
Investments sold receivable	1,146,518	364,300
Unrealized appreciation on foreign currency exchange contracts	1,412	—
Prepaid expenses	46,453	4,535
Total assets	23,188,038,945	508,149,760

Liabilities
Investments purchased payable	64,703,163	—
Capital shares redeemed payable	41,033,638	1,047,916
Investment advisory fees payable	10,579,381	247,896
Service and distribution fees payable	4,086,326	150,987
Other affiliates payable	84,548	3,128
Officer’s and Trustees’ fees payable	5,736	4,124
Unrealized depreciation on foreign currency exchange contracts	6,630	1,102
Other accrued expenses payable	4,638,728	343,057
Total liabilities	125,138,150	1,798,210
Net Assets	$23,062,900,795	$506,351,550

Net Assets Consist of
Paid-in capital	$20,266,445,900	$289,981,721
Undistributed (distributions in excess of) net investment income	13,112,662	(2,715,698)
Accumulated net realized loss	(293,155,176)	(698,733)
Net unrealized appreciation/depreciation	3,076,497,409	219,784,260
Net Assets	$23,062,900,795	$506,351,550
[1] Investments at cost — unaffiliated	$18,973,446,866	$273,323,694
[2] Investments at cost — affiliated	$1,001,163,465	$8,283,385
[3] Foreign currency at cost	$3,298,390	$645,958

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2012

Statements of Assets and Liabilities (concluded)

July 31, 2012	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust
Net Asset Value
Institutional:
Net assets	$11,068,796,011	$102,939,538
Shares outstanding	566,954,062	1,785,460
Net asset value	$19.52	$57.65
Par value per share	$0.10	$0.10
Shares authorized	Unlimited	Unlimited
Service:
Net assets	$207,026,706	—
Shares outstanding	10,640,901	—
Net asset value	$19.46	—
Par value per share	$0.10	—
Shares authorized	Unlimited	—
Investor A:
Net assets	$8,582,557,166	$295,461,975
Shares outstanding	440,556,448	5,262,700
Net asset value	$19.48	$56.14
Par value per share	$0.10	$0.10
Shares authorized	Unlimited	Unlimited
Investor B:
Net assets	$48,906,400	$9,364,974
Shares outstanding	2,492,637	184,293
Net asset value	$19.62	$50.82
Par value per share	$0.10	$0.10
Shares authorized	Unlimited	Unlimited
Investor C:
Net assets	$2,245,569,467	$98,585,063
Shares outstanding	117,794,727	1,970,854
Net asset value	$19.06	$50.02
Par value per share	$0.10	$0.10
Shares authorized	Unlimited	Unlimited
Investor C1:
Net assets	$7,254,560	—
Shares outstanding	381,192	—
Net asset value	$19.03	—
Par value per share	$0.10	—
Shares authorized	Unlimited	—
Class R:
Net assets	$902,790,485	—
Shares outstanding	46,140,261	—
Net asset value	$19.57	—
Par value per share	$0.10	—
Shares authorized	Unlimited	—

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	19

Statements of Operations

Year Ended July 31, 2012	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust
Investment Income
Dividends — unaffiliated	$565,154,107	$8,124,190
Foreign taxes withheld	(9,836,116)	(419,354)
Securities lending — affiliated	3,018,924	—
Dividends — affiliated	1,299,037	7,528
Total income	559,635,952	7,712,364

Expenses
Investment advisory	102,683,346	3,268,918
Service — Service	361,242	—
Service — Investor A	17,428,020	811,917
Service and distribution — Investor B	509,201	122,276
Service and distribution — Investor C	18,040,974	1,128,006
Service and distribution — Investor C1	51,177	—
Service and distribution — Class R	3,652,115	—
Transfer agent — Institutional	9,969,288	153,482
Transfer agent — Service	254,989	—
Transfer agent — Investor A	9,666,908	595,326
Transfer agent — Investor B	102,616	25,369
Transfer agent — Investor C	2,598,504	233,967
Transfer agent — Investor C1	15,579	—
Transfer agent — Class R	1,576,770	—
Accounting services	2,144,473	136,066
Registration	1,276,695	58,835
Custodian	777,998	40,188
Printing	513,293	66,936
Officer and Trustees	398,556	32,033
Professional	247,474	112,504
Miscellaneous	276,958	30,613
Total expenses	172,546,176	6,816,436
Less fees waived and/or reimbursed by advisor	(721,779)	(5,101)
Total expenses after fees waived and/or reimbursed	171,824,397	6,811,335
Net investment income	387,811,555	901,029

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	60,553,629	4,754,672
Investments — affiliated	19,355	—
Redemption-in-kind transactions	122,022,100	—
Foreign currency transactions	(1,359,296)	2,916
	181,235,788	4,757,588
Net change in unrealized appreciation/depreciation on:
Investments	1,389,550,882	(124,728,568)
Foreign currency translations	131,558	(1,042)
	1,389,682,440	(124,729,610)
Total realized and unrealized gain (loss)	1,570,918,228	(119,972,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,958,729,783	$(119,070,993)

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2012

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund		BlackRock Natural Resources Trust
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income (loss)	$387,811,555	$215,341,650	$901,029	$(1,013,912)
Net realized gain	181,235,788	4,704,171	4,757,588	4,256,704
Net change in unrealized appreciation/depreciation	1,389,682,440	1,462,562,116	(124,729,610)	151,978,511
Net increase (decrease) in net assets resulting from operations	1,958,729,783	1,682,607,937	(119,070,993)	155,221,303

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(199,312,172)	(109,340,384)	(511,913)	—
Service	(3,257,542)	(980,247)	—	—
Investor A	(141,162,002)	(97,758,226)	(956,764)	—
Investor B	(558,333)	(674,631)	—	—
Investor C	(24,421,865)	(16,588,427)	—	—
Investor C1	(112,583)	—	—	—
Class R	(12,571,113)	(9,088,960)	—	—
Net realized gain:
Institutional	(3,265,417)	—	—	—
Service	(57,605)	—	—	—
Investor A	(2,730,897)	—	—	—
Investor B	(21,672)	—	—	—
Investor C	(698,467)	—	—	—
Investor C1	(3,009)	—	—	—
Class R	(275,856)	—	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(388,448,533)	(234,430,875)	(1,468,677)	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	7,275,627,654	4,204,892,084	(58,873,399)	40,193,340

Net Assets
Total increase (decrease) in net assets	8,845,908,904	5,653,069,146	(179,413,069)	195,414,643
Beginning of year	14,216,991,891	8,563,922,745	685,764,619	490,349,976
End of year	$23,062,900,795	$14,216,991,891	$506,351,550	$685,764,619
Undistributed (distributions in excess of) net investment income	$13,112,662	$8,056,013	$(2,715,698)	$(2,150,966)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	21

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional					Service
	Year Ended July 31,					Year Ended July 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$18.17	$15.66	$14.22	$18.23	$19.57	$18.12	$15.63	$14.19	$18.19	$19.55
Net investment income[1]	0.43	0.37	0.37	0.37	0.45	0.37	0.33	0.32	0.32	0.39
Net realized and unrealized gain (loss)	1.34	2.53	1.38	(4.02)	(1.12)	1.36	2.51	1.39	(3.98)	(1.11)
Net increase (decrease) from investment operations	1.77	2.90	1.75	(3.65)	(0.67)	1.73	2.84	1.71	(3.66)	(0.72)
Dividends and distributions from:
Net investment income	(0.41)	(0.39)	(0.31)	(0.36)	(0.39)	(0.38)	(0.35)	(0.27)	(0.34)	(0.36)
Net realized gain	(0.01)	—	—	—	(0.27)	(0.01)	—	—	—	(0.27)
Tax return of capital	—	—	—	—	(0.01)	—	—	—	—	(0.01)
Total dividends and distributions	(0.42)	(0.39)	(0.31)	(0.36)	(0.67)	(0.39)	(0.35)	(0.27)	(0.34)	(0.64)
Net asset value, end of year	$19.52	$18.17	$15.66	$14.22	$18.23	$19.46	$18.12	$15.63	$14.19	$18.19

Total Investment Return[2]
Based on net asset value	9.90%	18.62%	12.31%	(19.80)%	(3.67)%	9.68%	18.24%	12.07%	(19.95)%	(3.93)%

Ratios to Average Net Assets
Total expenses	0.71%	0.75%	0.78%	0.77%	0.74%	1.02%	1.01%	1.01%	1.01%	0.99%
Total expenses after fees waived and/or reimbursed	0.70%	0.75%	0.77%	0.76%	0.74%	1.01%	1.01%	1.00%	1.01%	0.99%
Net investment income	2.34%	2.10%	2.37%	2.78%	2.31%	2.00%	1.85%	2.10%	2.47%	2.02%

Supplemental Data
Net assets, end of year (000)	$11,068,796	$6,122,019	$3,058,137	$1,651,607	$1,107,277	$207,027	$67,367	$37,479	$31,356	$9,688
Portfolio turnover	3%	5%	4%	7%	2%	3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2012

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A					Investor B
	Year Ended July 31,					Year Ended July 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$18.13	$15.63	$14.20	$18.20	$19.55	$18.25	$15.73	$14.28	$18.27	$19.62
Net investment income[1]	0.38	0.33	0.32	0.33	0.39	0.24	0.19	0.19	0.24	0.26
Net realized and unrealized gain (loss)	1.34	2.53	1.38	(4.01)	(1.12)	1.34	2.53	1.40	(4.03)	(1.16)
Net increase (decrease) from investment operations	1.72	2.86	1.70	(3.68)	(0.73)	1.58	2.72	1.59	(3.79)	(0.90)
Dividends and distributions from:
Net investment income	(0.36)	(0.36)	(0.27)	(0.32)	(0.34)	(0.20)	(0.20)	(0.14)	(0.20)	(0.17)
Net realized gain	(0.01)	—	—	—	(0.27)	(0.01)	—	—	—	(0.27)
Tax return of capital	—	—	—	—	(0.01)	—	—	—	—	(0.01)
Total dividends and distributions	(0.37)	(0.36)	(0.27)	(0.32)	(0.62)	(0.21)	(0.20)	(0.14)	(0.20)	(0.45)
Net asset value, end of year	$19.48	$18.13	$15.63	$14.20	$18.20	$19.62	$18.25	$15.73	$14.28	$18.27

Total Investment Return[2]
Based on net asset value	9.63%	18.28%	11.96%	(20.03)%	(3.94)%	8.74%	17.35%	11.10%	(20.62)%	(4.75)%

Ratios to Average Net Assets
Total expenses	0.98%	1.03%	1.05%	1.09%	1.02%	1.79%	1.81%	1.84%	1.87%	1.80%
Total expenses after fees waived and/or reimbursed	0.98%	1.02%	1.04%	1.08%	1.02%	1.79%	1.81%	1.83%	1.86%	1.80%
Net investment income	2.09%	1.85%	2.09%	2.46%	2.01%	1.33%	1.10%	1.26%	1.73%	1.31%

Supplemental Data
Net assets, end of year (000)	$8,582,557	$5,852,184	$4,055,036	$2,435,103	$1,733,008	$48,906	$55,195	$57,788	$69,474	$100,597
Portfolio turnover	3%	5%	4%	7%	2%	3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	23

Financial Highlights (continued)	BlackRock Equity Dividend Fund

						Investor C1
						Period
						September 12,
	Investor C					2011[1] to
	Year Ended July 31,					July 31,
	2012	2011	2010	2009	2008	2012
Per Share Operating Performance
Net asset value, beginning of period	$17.76	$15.33	$13.94	$17.87	$19.22	$16.32
Net investment income[2]	0.24	0.19	0.20	0.23	0.25	0.22
Net realized and unrealized gain (loss)	1.31	2.47	1.36	(3.94)	(1.11)	2.78
Net increase (decrease) from investment operations	1.55	2.66	1.56	(3.71)	(0.86)	3.00
Dividends and distributions from:
Net investment income	(0.24)	(0.23)	(0.17)	(0.22)	(0.21)	(0.28)
Net realized gain	(0.01)	—	—	—	(0.27)	(0.01)
Tax return of capital	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.25)	(0.23)	(0.17)	(0.22)	(0.49)	(0.29)
Net asset value, end of period	$19.06	$17.76	$15.33	$13.94	$17.87	$19.03

Total Investment Return[3]
Based on net asset value	8.80%	17.40%	11.15%	(20.62)%	(4.67)%	18.51%[4]

Ratios to Average Net Assets
Total expenses	1.73%	1.76%	1.79%	1.83%	1.76%	1.63%[5]
Total expenses after fees waived and/or reimbursed	1.73%	1.75%	1.78%	1.83%	1.76%	1.63%[5]
Net investment income	1.33%	1.11%	1.35%	1.73%	1.31%	1.37%[5]

Supplemental Data
Net assets, end of period (000)	$2,245,569	$1,495,227	$942,989	$615,159	$570,963	$7,255
Portfolio turnover	3%	5%	4%	7%	2%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2012

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Class R
	Year Ended July 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$18.21	$15.71	$14.27	$18.29	$19.66
Net investment income[1]	0.32	0.27	0.30	0.29	0.33
Net realized and unrealized gain (loss)	1.36	2.52	1.37	(4.02)	(1.13)
Net increase (decrease) from investment operations	1.68	2.79	1.67	(3.73)	(0.80)
Dividends and distributions from:
Net investment income	(0.31)	(0.29)	(0.23)	(0.29)	(0.29)
Net realized gain	(0.01)	—	—	—	(0.27)
Tax return of capital	—	—	—	—	(0.01)
Total dividends and distributions	(0.32)	(0.29)	(0.23)	(0.29)	(0.57)
Net asset value, end of year	$19.57	$18.21	$15.71	$14.27	$18.29

Total Investment Return[2]
Based on net asset value	9.33%	17.85%	11.67%	(20.25)%	(4.26)%

Ratios to Average Net Assets
Total expenses	1.31%	1.36%	1.39%	1.46%	1.34%
Total expenses after fees waived and/or reimbursed	1.30%	1.34%	1.36%	1.38%	1.33%
Net investment income	1.76%	1.53%	1.79%	2.14%	1.68%

Supplemental Data
Net assets, end of year (000)	$902,790	$625,000	$412,493	$217,370	$118,681
Portfolio turnover	3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	25

Financial Highlights	BlackRock Natural Resources Trust

	Institutional					Investor A
	Year Ended July 31,					Year Ended July 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$69.76	$52.59	$47.18	$71.61	$63.83	$67.92	$51.34	$46.18	$70.34	$62.73
Net investment income (loss)[1]	0.33	0.16	0.18	0.24	0.17	0.17	(0.01)	0.03	0.10	(0.02)
Net realized and unrealized gain (loss)	(12.09)	17.01	5.23	(23.88)	10.48	(11.78)	16.59	5.13	(23.47)	10.32
Net increase (decrease) from investment operations	(11.76)	17.17	5.41	(23.64)	10.65	(11.61)	16.58	5.16	(23.37)	10.30
Dividends and distributions from:
Net investment income	(0.35)	—	—	—	—	(0.17)	—	—	—	—
Net realized gain	—	—	—	(0.79)	(2.87)	—	—	—	(0.79)	(2.69)
Total dividends and distributions	(0.35)	—	—	(0.79)	(2.87)	(0.17)	—	—	(0.79)	(2.69)
Net asset value, end of year	$57.65	$69.76	$52.59	$47.18	$71.61	$56.14	$67.92	$51.34	$46.18	$70.34

Total Investment Return[2]
Based on net asset value	(16.88)%	32.65%	11.47%	(32.68)%	16.86%	(17.11)%	32.29%	11.17%	(32.89)%	16.57%

Ratios to Average Net Assets
Total expenses	0.85%	0.80%	0.83%	0.92%	0.80%	1.12%	1.07%	1.09%	1.23%	1.06%
Total expenses after fees waived	0.85%	0.79%	0.82%	0.91%	0.80%	1.12%	1.06%	1.08%	1.22%	1.06%
Net investment income (loss)	0.56%	0.25%	0.33%	0.54%	0.23%	0.30%	(0.01)%	0.06%	0.24%	(0.03)%

Supplemental Data
Net assets, end of year (000)	$102,940	$117,786	$65,221	$49,900	$87,353	$295,462	$406,230	$301,813	$229,126	$317,892
Portfolio turnover	3%	2%	3%	3%	4%	3%	2%	3%	3%	4%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2012

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor B					Investor C
	Year Ended July 31,					Year Ended July 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$61.77	$47.05	$42.66	$65.57	$59.05	$60.81	$46.33	$42.01	$64.63	$58.25
Net investment loss[1]	(0.24)	(0.44)	(0.34)	(0.20)	(0.51)	(0.24)	(0.45)	(0.35)	(0.22)	(0.53)
Net realized and unrealized gain (loss)	(10.71)	15.16	4.73	(21.92)	9.70	(10.55)	14.93	4.67	(21.61)	9.58
Net increase (decrease) from investment operations	(10.95)	14.72	4.39	(22.12)	9.19	(10.79)	14.48	4.32	(21.83)	9.05
Distributions from net realized gain	—	—	—	(0.79)	(2.67)	—	—	—	(0.79)	(2.67)
Net asset value, end of year	$50.82	$61.77	$47.05	$42.66	$65.57	$50.02	$60.81	$46.33	$42.01	$64.63

Total Investment Return[2]
Based on net asset value	(17.73)%	31.29%	10.29%	(33.39)%	15.69%	(17.74)%	31.25%	10.28%	(33.43)%	15.67%

Ratios to Average Net Assets
Total expenses	1.89%	1.84%	1.88%	1.96%	1.81%	1.89%	1.85%	1.91%	2.01%	1.84%
Total expenses after fees waived	1.89%	1.83%	1.87%	1.96%	1.81%	1.89%	1.84%	1.90%	2.01%	1.84%
Net investment loss	(0.46)%	(0.78)%	(0.71)%	(0.50)%	(0.77)%	(0.47)%	(0.80)%	(0.75)%	(0.55)%	(0.81)%

Supplemental Data
Net assets, end of year (000)	$9,365	$18,036	$18,065	$21,719	$46,394	$98,585	$143,712	$105,251	$83,174	$118,825
Portfolio turnover	3%	2%	3%	3%	4%	3%	2%	3%	3%	4%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	27

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Equity Dividend Fund (“Equity Dividend”) and BlackRock Natural Resources Trust (“Natural Resources”) (collectively referred to as the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Equity Dividend is registered as a diversified, open-end management investment company. Natural Resources is registered as a non-diversified, open-end management investment company. Each Fund is organized as a Massachusetts business trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Trustees of the Funds are referred to throughout this report as the “Board of Trustees” or the “Board.” Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Equity Dividend and the Board and shareholders of BlackRock Utilities and Telecommunications Fund, Inc. (the “Target Fund”) approved the reorganization of the Target Fund into Equity Dividend pursuant to which Equity Dividend acquired substantially all of the assets and substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Equity Dividend.

Each shareholder of the Target Fund received shares of Equity Dividend in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on September 9, 2011, less the costs of the Target Fund’s reorganization. In connection with the reorganization, Equity Dividend issued newly-created Investor C1 Shares.

The reorganization was accomplished by a tax-free exchange of shares of Equity Dividend in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Target Fund’s Shares Prior to Reorganization	Conversion Ratio	Equity Dividend’s Share Class	Shares of Equity Dividend
Institutional	1,070,842	0.6978647	Institutional	747,303
Investor A	5,458,885	0.7002220	Investor A	3,822,431
Investor B	58,101	0.6913849	Investor B	40,170
Investor B1	67,882	0.7014217	Investor A	47,614
Investor C	585,806	0.6975252	Investor C	408,614
Investor C1	592,378	0.7045611	Investor C1	417,366

The Target Fund’s net assets and composition of net assets on September 9, 2011, the date of the merger, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$91,151,057	$67,224,663	$(2,331,754)	$26,258,148

For financial reporting purposes, assets received and shares issued by Equity Dividend were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Equity Dividend’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Equity Dividend immediately after the acquisition amounted to $13,885,784,778. The Target Fund’s fair value and cost of investments prior to the reorganization were $87,340,910 and $61,056,386, respectively.

The purpose of this transaction was to combine two funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on August 1, 2011, the beginning of the fiscal reporting period of Equity Dividend, the pro forma results of operations for the year ended July 31, 2012, are as follows:

•	Net investment income: $388,138,883
•	Net realized and change in unrealized gain/loss on investments: $1,566,205,617
•	Net increase in net assets resulting from operations: $1,954,344,499

28	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Equity Dividend’s Statement of Operations since September 12, 2011. Reorganization costs incurred by Equity Dividend in connection with the reorganization were expensed by Equity Dividend. The Manager reimbursed Equity Dividend $128,063, which is included in fees waived and/or reimbursed by advisor in the Statements of Operations.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and

ANNUAL REPORT	JULY 31, 2012	29

Notes to Financial Statements (continued)

foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: Equity Dividend transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of dividends and distributions that exceed the Funds’ current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of

30	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended July 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standard Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

ANNUAL REPORT	JULY 31, 2012	31

Notes to Financial Statements (continued)

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2012

	Assets Derivatives
	Statements of Assets and Liabilities Location	Equity Dividend
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,412

	Liability Derivatives
	Statements of Assets and Liabilities Location	Equity Dividend	Natural Resources
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(6,630)	$(1,102)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2012

	Net Realized Gain (Loss) From
	Equity Dividend	Natural Resources
Foreign currency transactions	$(909,432)	$17,633

	Net Change in Unrealized Appreciation/Depreciation on
	Equity Dividend	Natural Resources
Foreign currency translations	$(68,950)	$(1,102)

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Equity Dividend	Natural Resources
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1	1
Average number of contracts — US dollars sold	2	1
Average US dollar amounts purchased	$1,165,560	$208,128
Average US dollar amounts sold	$5,071,253	$447,130

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, Equity Dividend and Natural Resources pay the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Equity Dividend
Average Daily Net Assets	Investment Advisory Fee
First $8 billion	0.60%
$8 billion — $10 billion	0.56%
$10 billion — $12 billion	0.54%
$12 billion — $17 billion	0.52%
Greater than $17 billion.	0.51%

Effective June 1, 2012, Equity Dividend pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $8 billion	0.60%
$8 billion — $10 billion	0.56%
$10 billion — $12 billion	0.54%
$12 billion — $17 billion	0.52%
$17 billion — $25 billion	0.51%
$25 billion — $35 billion	0.50%
$35 billion — $50 billion	0.49%
Greater than $50 billion	0.48%

32	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

Natural Resources

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 billion – $3billion	0.56%
$3 billion – $5 billion	0.54%
$5 billion – $10 billion	0.52%
Greater than $10 billion	0.51%

For Equity Dividend, prior to November 30, 2011, the Manager voluntarily agreed to waive and/or reimburse fees and expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses) in order to limit expenses to 0.90% for Institutional Shares, 1.15% for Service and Investor A Shares, 1.90% for Investor B Shares and Investor C Shares and 1.40% for Class R Shares of average daily net assets. Effective December 1, 2011, the Manager discontinued this voluntary waiver.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by advisor in the Statements of Operations. For the year ended July 31, 2012, the amounts waived were as follows:

Equity Dividend	$721,779
Natural Resources	$5,101

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2012, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend	$170,944
Natural Resources	$8,026

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fees
	Equity Dividend	Natural Resources
Service	0.25%	—
Investor A	0.25%	0.25%
Investor B	0.25%	0.25%
Investor C	0.25%	0.25%
Investor C1	0.25%	—
Class R	0.25%	—

	Distribution Fees
	Equity Dividend	Natural Resources
Investor B	0.75%	0.75%
Investor C	0.75%	0.75%
Investor C1	0.55%	—
Class R	0.25%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C, Investor C1 and Class R shareholders.

For the year ended July 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Equity Dividend	$900,936
Natural Resources	$15,532

ANNUAL REPORT	JULY 31, 2012	33

Notes to Financial Statements (continued)

For the year ended July 31, 2012, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C	Investor C1
Equity Dividend	$45,124	$71,466	$372,338	$124
Natural Resources	$9,387	$15,426	$14,069	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2012, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Equity Dividend	Natural Resources
Institutional	$47,481	$2,192
Service	$1,404	—
Investor A	$102,724	$10,557
Investor B	$2,159	$732
Investor C	$34,339	$4,201
Investor C1	$105	—
Class R	$9,372	—

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds are shown as securities lending — affiliated in the Statements of Operations. For the year ended July 31, 2012, BIM received securities lending agent fees related to securities lending activities as follows:

Equity Dividend	$1,625,490

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Equity Dividend	$7,591,564,673	$557,725,351
Natural Resources	$16,476,516	$60,802,987

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to foreign currency transactions, limitations on the utilization of capital loss carryforwards and in-kind withdrawals were reclassified to the following accounts:

	Equity Dividend	Natural Resources
Paid-in capital	$121,601,987	—
Undistributed (distributions in excess of)
net investment income	$(1,359,296)	$2,916
Accumulated net realized loss	$(120,242,691)	$(2,916)

The tax character of distributions paid during the fiscal year ended July 31, 2012 and fiscal year ended July 31, 2011 was as follows:

		Equity Dividend	Natural Resources
Ordinary income	7/31/12	$381,395,610	$1,468,677
	7/31/11	$234,430,875	—
Long-term capital gains	7/31/12	7,052,923	—
Total	7/31/12	$388,448,533	$1,468,677
	7/31/11	$234,430,875	—

34	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

	Equity Dividend	Natural Resources
Undistributed ordinary income	$13,107,444	$56,431
Undistributed long-term capital gains	6,732,387	—
Capital loss carryforwards	(297,262,979)	(1,033,380)
Net unrealized gains[1]	3,073,878,043	218,609,530
Qualified late-year losses[2]	—	(1,262,752)
Total	$2,796,454,895	$216,369,829

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the treatment of certain security lending transactions.

[2]	Natural Resources has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2013.

As of July 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	Equity Dividend	Natural Resources
2016	$2,982,312	—
2017	23,133,126	—
2018	242,816,904	$1,033,380
2019	28,330,637	—
Total	$297,262,979	$1,033,380

During the year ended July 31, 2012, the Funds utilized the following amounts of their respective capital loss carryforwards:

Equity Dividend	$37,322,406
Natural Resources	$6,017,424

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$19,977,234,914	$282,781,809
Gross unrealized appreciation	$3,444,434,846	$231,558,390
Gross unrealized depreciation	(370,626,126)	(12,947,783)
Net unrealized appreciation	$3,073,808,720	$218,610,607

6. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, each a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended July 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counter-party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2012, Natural Resources invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on Natural Resources and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	JULY 31, 2012	35

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2012		Year Ended July 31, 2011
Equity Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	341,738,716	$6,241,154,289	190,098,990	$3,352,213,205
Shares issued to shareholders in reinvestment of dividends	9,562,584	177,430,524	5,217,566	93,177,134
Shares issued resulting from reorganization	747,303	12,486,985	—	—
Shares redeemed	(122,086,798)	(2,259,589,021)	(53,615,894)	(952,917,474)
Net increase	229,961,805	$4,171,482,777	141,700,662	$2,492,472,865

Service
Shares sold	8,203,754	$146,524,296	1,997,221	$35,850,890
Shares issued to shareholders in reinvestment of dividends	177,070	3,273,511	52,796	943,292
Shares redeemed	(1,457,176)	(26,835,207)	(731,394)	(12,634,873)
Net increase	6,923,648	$122,962,600	1,318,623	$24,159,309

Investor A
Shares sold and automatic conversion of shares	205,534,436	$3,768,483,603	144,697,865	$2,557,334,408
Shares issued to shareholders in reinvestment of dividends	7,495,591	138,511,807	5,279,423	93,864,222
Shares issued resulting from reorganization	3,870,045	64,513,835	—	—
Shares redeemed	(99,149,311)	(1,814,907,098)	(86,594,753)	(1,486,958,248)
Net increase	117,750,761	$2,156,602,147	63,382,535	$1,164,240,382

Investor B
Shares sold	360,518	$6,627,598	342,500	$6,016,173
Shares issued to shareholders in reinvestment of dividends	27,609	509,202	33,046	582,796
Shares issued resulting from reorganization	40,170	673,398	—	—
Shares redeemed	(960,454)	(17,670,882)	(1,025,035)	(18,111,830)
Net decrease	(532,157)	$(9,860,684)	(649,489)	$(11,512,861)

Investor C
Shares sold	48,856,993	$880,450,238	34,780,983	$603,990,372
Shares issued to shareholders in reinvestment of dividends	1,277,118	23,124,319	872,797	15,160,970
Shares issued resulting from reorganization	408,614	6,667,130	—	—
Shares redeemed	(16,943,670)	(303,416,327)	(12,980,161)	(224,281,954)
Net increase	33,599,055	$606,825,360	22,673,619	$394,869,388

	Period September 12, 2011[1] to July 31, 2012
	Shares	Amount
Investor C1
Shares sold	35,895	$663,759
Shares issued to shareholders in reinvestment of dividends	5,222	93,109
Shares issued resulting from reorganization	417,366	6,809,898
Shares redeemed	(77,291)	(1,397,593)
Net increase	381,192	$6,169,173

[1]	Commencement of operations.

36	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (concluded)

	Year Ended July 31, 2012		Year Ended July 31, 2011
Equity Dividend (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	20,088,111	$373,437,193	15,592,519	$275,450,266
Shares issued to shareholders in reinvestment of dividends	690,355	12,836,263	509,917	9,080,099
Shares redeemed	(8,953,654)	(164,827,175)	(8,051,306)	(143,867,364)
Net increase	11,824,812	$221,446,281	8,051,130	$140,663,001

Total Net Increase	399,909,116	$7,275,627,654	236,477,080	$4,204,892,084

Natural Resources
Institutional
Shares sold	871,405	$52,350,374	1,056,418	$69,909,561
Shares issued to shareholders in reinvestment of dividends	7,266	438,880	—	—
Shares redeemed	(781,762)	(44,983,698)	(608,111)	(39,559,318)
Net increase	96,909	$7,805,556	448,307	$30,350,243

Investor A
Shares sold and automatic conversion of shares	1,303,275	$76,152,880	1,748,081	$112,358,048
Shares issued to shareholders in reinvestment of dividends	14,702	866,289	—	—
Shares redeemed	(2,036,525)	(118,090,966)	(1,645,344)	(103,331,468)
Net increase (decrease)	(718,548)	$(41,071,797)	102,737	$9,026,580

Investor B
Shares sold	5,352	$287,729	12,546	$723,352
Shares redeemed and automatic conversion of shares	(113,046)	(5,980,482)	(104,481)	(5,925,590)
Net decrease	(107,694)	$(5,692,753)	(91,935)	$(5,202,238)

Investor C
Shares sold	246,893	$12,903,004	602,739	$34,957,910
Shares redeemed	(639,433)	(32,817,409)	(511,176)	(28,939,155)
Net increase (decrease)	(392,540)	$(19,914,405)	91,563	$6,018,755

Total Net Increase (Decrease)	(1,121,873))	$(58,873,399)	550,672	$40,193,340

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	JULY 31, 2012	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust (collectively, the “Funds”), including the schedules of investments, as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 26, 2012

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by both BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust during the fiscal year ended July 31, 2012 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, BlackRock Equity Dividend Fund distributed long-term capital gains of $0.007505 per share to shareholders of record on December 7, 2011.

38	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”) and the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust,” along with the Equity Dividend Fund, each a “Fund,” and collectively, the “Funds”) (collectively, the “Board,” and the members of which are referred to as “Board Members”) met on April 10, 2012 and May 8–9, 2012 to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, for the Natural Resources Trust, a customized peer group selected by BlackRock

ANNUAL REPORT	JULY 31, 2012	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

(collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8–9, 2012 Board meeting.

At an in-person meeting held on May 8–9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund.

Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings.

40	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category and, for the Natural Resources Trust, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Equity Dividend Fund ranked in the second, second and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Natural Resources Trust ranked in the second quartile against its Customized Lipper Peer Group for each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the Natural Resources Trust’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Natural Resources Trust’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Natural Resources Trust’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Equity Dividend Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Equity Dividend Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Equity Dividend Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual management fee ratio paid by the Equity Dividend Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Equity Dividend Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Equity Dividend Fund increases above certain contractually specified levels. In addition, the Board noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to additional breakpoints effective June 1, 2012.

The Board noted that the Natural Resources Trust’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Natural Resources Trust’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

ANNUAL REPORT	JULY 31, 2012	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board also noted that the Natural Resources Trust has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Natural Resources Trust increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

42	ANNUAL REPORT	JULY 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 1998

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 82 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2002

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Knology, Inc. (tele-communications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

ANNUAL REPORT	JULY 31, 2012	43

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2005	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 82 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2003

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 82 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Funds’ board in 2007, each Trustee first became a member of the Board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

44	ANNUAL REPORT	JULY 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[1]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[2] and Trustee	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				160 RICs consisting of 278 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				29 RICs consisting of 82 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				160 RICs consisting of 278 Portfolios	None

[1]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	For Equity Dividend.

ANNUAL REPORT	JULY 31, 2012	45

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Funds serve at the pleasure of the Board.

[2]	For Natural Resources.

Further information about the Officers and Trustees is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodians
State Street Bank and Trust Company[3]
Boston, MA 02110

The Bank of New York Mellon[4]
New York, NY 10286

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Funds and
Benjamin Archibald became Secretary of the Funds.

[3]	For Equity Dividend.

[4]	For Natural Resources.

46	ANNUAL REPORT	JULY 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	JULY 31, 2012	47

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	ANNUAL REPORT	JULY 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2012	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Managed Volatility Portfolio†
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Local Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Secured Credit Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock US Mortgage Portfolio
BlackRock World Income Fund

Municipal Bond Funds
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050
LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055
LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	ANNUAL REPORT	JULY 31, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#EDNR-7/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$28,900	$28,500	$0	$0	$12,350	$12,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$12,350	$12,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) –	Code of Ethics – See Item 2

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: October 3, 2012